UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2019

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Innovation Way, Mason OH 45040

(Address of Principal Executive Offices, and Zip Code)

(513) 755-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ATRC	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On August 13, 2019, AtriCure, Inc. (“AtriCure” or the “Company”) completed its previously announced merger (the “Merger”) pursuant to the Merger Agreement dated as of August 11, 2019 (the “Merger Agreement”) by and among SentreHEART, Inc., a Delaware corporation (“SentreHEART”), Stetson Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of AtriCure (“Merger Sub 1”) and Second Stetson Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of AtriCure (“Merger Sub 2”), and Shareholder Representative Services LLC, solely in its capacity as Securityholder Representative (as defined in the Merger Agreement) (“Representative”). Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Merger Agreement, as applicable.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 13, 2019, the Merger was consummated and, in accordance with the Merger Agreement, Merger Sub 1 was merged with and into SentreHEART, with SentreHEART continuing as the surviving corporation and a wholly-owned subsidiary of AtriCure (“Reverse Merger”) and immediately thereafter, SentreHEART merged with and into Merger Sub 2, with Merger Sub 2 surviving as a wholly-owned subsidiary of AtriCure.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2019 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, at the Effective Time the Company issued an aggregate of 698,792 shares of common stock, $.001 par value per share, to shareholders of SentreHEART as consideration for and in connection with the closing of the transactions described in Item 2.01 above. The Company has reserved an aggregate of 7,021,115 additional shares for issuance subject to the SentreHEART business meeting certain clinical and reimbursement milestones as described in the Merger Agreement. All of such shares were offered and sold in a private offering to accredited investors pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On August 13, 2019, the Company issued a press release announcing the consummation of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

Each of this Form 8-K and the press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance), statements regarding the closing of the acquisition of SentreHEART described herein, clinical trial enrollment and approval statements and other predictions of financial, clinical and operational performance. Such statements generally include words such as “believes,” “plans,” “estimates,” “hopes,” “projects,” “seek,” “see,” “would,” “should,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions and the negative versions thereof. You should not place undue reliance upon these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond AtriCure’s control. These risks and uncertainties include, but are not limited to: the parties’ ability to satisfy the SentreHEART merger agreement conditions; AtriCure’s ability to realize anticipated synergies from the acquisition of SentreHEART; AtriCure’s ability to successfully integrate SentreHEART’s operations and technology; the rate and degree of market acceptance of AtriCure’s products; AtriCure’s ability to develop and market new and enhanced products; AtriCure’s ability to retain and attract key employees; the timing of and ability to obtain and maintain regulatory clearances and approvals for products; the timing of and ability to obtain reimbursement of procedures utilizing AtriCure’s products; AtriCure’s ability to continue to be in compliance with applicable U.S. federal and state and foreign government laws and regulations; AtriCure’s ability to consummate other acquisitions or, if consummated, to successfully integrate acquired businesses into AtriCure’s operations; AtriCure’s ability to recognize the benefits of acquisitions generally, including potential synergies and cost savings; failure of an acquisition or acquired company to achieve its plans and objectives generally; risk that proposed or consummated acquisitions may disrupt operations or pose difficulties in employee retention or otherwise affect financial or operating results; AtriCure’s ability to raise any capital that may be required to accomplish the foregoing; competition from existing and new products and procedures, including the development of drug or catheter-based technologies; and AtriCure’s ability to effectively react to other risks and uncertainties described from time to time in AtriCure’s SEC filings, such as fluctuation of quarterly financial results, fluctuations in exchange rates for future sales denominated in foreign currency, which represent a majority of AtriCure’s sales outside of the United States, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, including tax law changes, and stock price volatility. AtriCure does not guarantee any forward-looking statement, and actual results may differ materially from those projected. AtriCure undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in AtriCure’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: The financial statements required to be filed under this Item 9 shall be filed by an amendment to this Form 8-K not later than 71 days after the date of this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information: The pro forma financial information required to be filed under this Item 9 shall be filed by an amendment to this Form 8-K not later than 71 days after the date of this Current Report on Form 8-K is required to be filed.

(d) Exhibits

No.	Description

2.1

Merger Agreement dated as of August 11, 2019 among SentreHEART, Inc., AtriCure, Inc., Stetson Merger Sub, Inc., Second Stetson Merger Sub, LLC and Shareholder Representative Services LLC, as Representative of SentreHEART stockholders (incorporated by reference from the Registrant’s Form 8-K filed August 12, 2019)

99.1	Press Release dated August 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated: August 13, 2019	By:	/s/ M. Andrew Wade
M. Andrew Wade
Senior Vice President and Chief Financial Officer